UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Item 1. Report to Shareholders

Global Growth Stock Fund	October 31, 2015

The views and opinions in this report were current as of October 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Global stock indexes generated mixed returns in a turbulent 12-month period marked by steep oil and commodity price declines and faltering economic growth in China. We took advantage of the summer market swoon by buying discounted quality stocks, particularly in the emerging world, where we are focusing on the faster-growing, demographically driven economies with a rising middle class, low debt, and increasing gross domestic product (GDP) growth. As we move into 2016 and the likelihood of more market volatility, we will continue to employ our time-tested and qualitative approach to seeking out the best investment ideas.

Your fund returned 2.05% for the 12-month reporting period ended October 31, 2015. (Results for the Advisor Class shares were slightly lower, reflecting their higher expense ratio.) The fund outperformed the MSCI All Country World Index but slightly underperformed the Lipper Global Multi-Cap Growth Funds Average for the reporting period. The fund’s longer-term relative performance was strong. Based on cumulative total return, Lipper ranked the Global Growth Stock Fund 107 of 230, 91 of 203, 80 of 160, and 12 of 113 in the global multi-cap growth funds universe for the one-, three-, and five-year and since-inception periods ended October 31, 2015, respectively. (The Lipper since-inception ranking was calculated from 10/31/2008, through 10/31/2015. Results will vary for other periods. Past performance cannot guarantee future results.)

Currency Conversion a Double-Edged Sword

The U.S. dollar has appreciated sharply against most developed markets and many emerging markets currencies since mid-2014. The accompanying chart shows an index of the dollar's value over the past 10 years compared with the most widely traded global currencies.

The Dollar Also Rises

105
100
95
90
85
80
75
70
10/05
10/06
10/07
10/08
10/09
10/10
10/11
10/12
10/13
10/14
10/15

Inflation-adjusted, trade-weighted foreign exchange value of the dollar against major currencies. Source: Federal Reserve.

The U.S. dollar continually fluctuates versus most other currencies based on economic conditions, interest rate trends, government policies, geopolitical tensions, and other factors. The U.S. dollar's recent appreciation reflects the improving U.S. economic conditions compared with other major markets, including Europe and Japan, and expectations for rising U.S. interest rates. The dollar is also historically perceived as a "safe haven" currency amid geopolitical turmoil. When the U.S. dollar appreciates, imported goods can be purchased with fewer dollars, and U.S. exports become more expensive for foreign buyers.

A strengthening dollar hurts the performance of nondollar investments for U.S. investors, while a falling dollar is additive to performance. For the 12-month period ended October 31, 2015, the dollar rallied, gaining nearly 12% versus the euro, about 7% versus the Japanese yen, and more than 3% against the British pound. In that period, the MSCI EAFE Index of developed stock markets outside the U.S. and Canada generated a 9.57% return in local currency terms, but after converting to dollars, the same basket of stocks returned 0.37% for U.S. investors. Results were similar for the MSCI All Country World Index ex USA, which in addition to the EAFE index, includes Canada and all countries in the MSCI Emerging Markets Index. It generated a 5.68% return in local currency terms, but after converting to dollars, it returned -4.26% for U.S. investors.

Investors should keep in mind that currency trends are unpredictable and should not be a primary factor when making long-term investment decisions.

Both stock selection and sector allocation contributed to the fund’s outperformance of the benchmark during the reporting period. Relative strength at the sector level was led by health care, industrials and business services, materials, and information technology. On a regional basis, our stock selection in the U.S. and developed European markets was strong—offsetting the negative effects of the portfolio’s overweight to emerging markets, which underperformed developed markets.

MARKET REVIEW

Amid a volatile 12-month period for equities, U.S. stocks generated solid returns, posting better performance than both developed European and emerging markets (in U.S. dollar terms) amid a strengthening dollar against other major currencies. The Fed moved closer to raising short-term interest rates and said rate renormalization would be gradual. The first half of the reporting period was marked by encouraging economic news (including strong GDP growth), improving employment trends, and fresh signs of incremental wage growth. But earnings in the energy sector declined dramatically amid steep oil price declines. Worries mounted that a stronger U.S. dollar would weigh on earnings for U.S. exporters. The August surprise was China’s willingness to allow its currency to devalue amid a dramatic slowdown in the country’s growth prospects. The move rattled global markets. Indeed, investors seemed to expect further devaluation in China’s currency, and in the absence of further bad news, evidence of improved U.S. employment figures appeared to lift investor enthusiasm for stocks.

European markets benefited from the European Central Bank’s quantitative easing measures, but the Continent was buffeted by renewed concerns about a Greek exit from the eurozone and worries that weakness in China could derail a tepid recovery. Stronger investor confidence returned in October as the region benefited from diminishing fiscal headwinds, an improving credit environment, lower consumer energy costs, and a weaker euro, which helped exports.

Japanese equities posted healthy returns amid strong business investment, a weaker yen, and quantitative easing by the Bank of Japan (BoJ). Many Japanese companies reported higher revenues and earnings. But Japan’s export market slowed in the second half of the reporting period due to the slowdown in China. Additionally, weakness in Japanese consumer spending and concerns that the BoJ’s current quantitative easing measures may need to be strengthened dampened enthusiasm for Japanese stocks.

Nearly all emerging markets posted sharp declines over the last year. Concerns over the health of the Chinese economy, uncertainty about an expected U.S. interest rate increase, falling commodity prices, and burgeoning geopolitical risk combined to drag investor sentiment lower. Brazil fell into a recession and was embroiled in a major corruption scandal involving state-owned energy company Petrobras. In emerging Europe, Turkey lagged following indecisive elections and Greece weakened sharply after its third bailout and the imposition of capital controls.

PORTFOLIO STRATEGY AND REVIEW

Our focus is on identifying stocks with the best prospects for long-term earnings growth. The sector and industry weightings in the portfolio are predominantly derived from our bottom-up stock analysis. Our positioning at the sector level remains mostly neutral versus the benchmark, aside from our overweight in financials and underweights in telecommunication services and commodity-related sectors.

Our allocations to the financials and consumer discretionary sectors increased over the 12-month period. While our financials holdings are broadly diversified, we retain a focus on commercial banks in fertile emerging markets economies and on U.S. banks and U.S. capital markets companies with earnings leverage to rising interest rates. Our real estate exposure is tilted toward Europe, where continued quantitative easing policies are likely to push asset prices higher. Our holdings in consumer discretionary are diversified across industries and geographies. However, many of our holdings have a strong presence in online retail and/or exposure to emerging markets with attractive demographics.

During the period, we trimmed our exposure to industrials on strength but remain overweight the sector relative to the benchmark. We continue to believe the sector will benefit from a broader global economic upturn and are focused on high-quality companies that can benefit from multiyear growth trends and increases in global trade and capital spending. We have been underweight the energy sector for quite some time given our view that oversupply would drive down oil prices going forward, but OPEC’s announcement in the fourth quarter of 2014 that it would not curtail production in an effort to defend the price of oil accelerated the supply-driven decline we had expected. We believe the collapse in oil prices will prove to be more than just a temporary circumstance. Our focus in the sector is on low-cost producers with strong balance sheets that can endure an extended period of impaired profitability.

The portfolio has a large overweight allocation to emerging markets, which represent almost one-quarter of total net assets. While we anticipate some emerging markets will experience increased volatility as rates rise, we also recognize that the emerging markets universe is going to be fundamentally more disparate and challenging from a top-down perspective going forward due to multiple factors. We think the best areas in Asia should rally after interest rates rise, and we continue to like demographically advanced segments of the opportunity set, including consumer stocks in the Philippines, India, and Indonesia, despite ongoing macro concerns on the latter.

We are underweight the U.S., where valuations tend to be higher than in other regions. While Japan generated strong returns in the reporting period, our long-term outlook for the country remains subdued. In Europe, the improving credit environment along with lower energy costs and a weaker euro are building blocks of a nascent recovery. The European Central Bank continues to progress with its quantitative easing program, which should be supportive for equities, and we believe that continuing slow improvement in the region is likely.

Given the ongoing monetary policy actions in Japan and the European Union, we maintain a small hedge on both currencies to the U.S. dollar. This is not an attempt to speculate on currency movements for investment gain, rather we believe the significant depreciation of these local currencies has the potential to impair the benefits we may get from investing in domestic-oriented businesses in those currency regions.

While Amazon.com was the portfolio’s largest holding at the end of the reporting period, we trimmed our position throughout the 12-month period as the stock appreciated. However, we maintain an overall positive view on Amazon given its dominant retail business and tremendous growth potential for its cloud computing unit, Amazon Web Services. The stock’s significant runup allowed us to take some profits and reallocate to other positions. During the period, we initiated a position in Chinese online travel vendor Ctrip.com International. We believe the company has the largest scale, and it has high-quality service amid a large addressable market with relatively low online penetration. The company has continued to consolidate the Chinese travel market through its recent acquisition of competitor eLong and investment in Qunar, which makes it even stronger. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Within health care, Hospira and Japanese global pharmaceutical company Eisai were both top contributors. In late 2014, Hospira shares spiked following a court ruling allowing it to sell a generic version of antibiotic Cubicin earlier than expected. Its shares rose further in the first quarter of 2015 when Pfizer announced that it would acquire Hospira. We subsequently exited our position in the first quarter. Eisai had a strong stock run beginning in late 2014 following positive results of an Alzheimer’s drug that the company had the option to co-promote with the drug’s developer. Without another visible catalyst in the immediate future, we chose to take profits and rotate out of our position in the second quarter.

Visa was one of our top contributors in information technology. Its growth payments volume and processing revenue continues to benefit from the trend replacing paper-based payments with electronic payments. During the period, management indicated that it was in discussions with Visa Europe to combine the two companies, a positive move in our view. In November, after our fund’s fiscal year, Visa announced it intended to buy Visa Europe in a deal that is worth as much as $23.4 billion in cash and stock.

We added to JPMorgan Chase, one of our top contributors in the financials sector. In addition to benefiting in the near term from rising rates, rising volatility, and increased mergers and acquisitions, the firm has above-average balance sheet strength and diversified business lines that are highly levered to consumers, further supporting earnings power as the economy continues to improve. Furthermore, the regulatory environment is beginning to normalize, and we think it will be less of a headwind for the broader sector going forward. However, not all of our picks in the sector were free from disappointment. The fund’s worst detractor from relative performance was BR Malls Participacoes, Brazil’s leading shopping mall operator, which was hurt by deteriorating macro conditions in Brazil marked by high interest rates and a depreciating currency. We exited our position in the third quarter given concerns over increasing unemployment rates and its effect on rents and occupancy, which, in our view, limit the chances for extended growth in the country’s malls.

American Airlines was a top contributor in the industrials and business services sector. However, we trimmed our position in the second quarter of 2015 as competitive pressures began to weigh on the stock. We still believe in the growth story for airlines, but the industry will have to manage capacity growth in a consolidating environment. We initiated a position in Japanese conglomerate Mitsubishi Electric in the third quarter of 2015. The firm’s strong balance sheet was a major attraction, and we believe that its significant franchise in factory automation is well positioned to benefit from demand for labor and energy savings.

During the third quarter, we further reduced our exposure to the energy sector by eliminating positions in Range Resources and EQT, given their exposure to natural gas, which, like oil, is also facing increased pricing pressure, making the risk/reward profile for both stocks less attractive.

INVESTMENT OUTLOOK

Within the developed world, we have a more favorable view on the U.S. economy, especially as expectations have moderated recently. While inflation remains low, the ongoing labor market recovery and increased robustness in domestic spending suggest we are still in a slow, but steady, gradual recovery. The Federal Reserve held policy rates steady in September, but we expect that interest rates will increase in the near term, with subsequent rate hikes aimed toward a gradual pace of normalization. The sharp sell-off at the end of the period resulted in more attractive equity valuations, which remain advantaged relative to meager bond yields. We continue to believe that there are investment opportunities that can be identified through fundamental, bottom-up stock selection.

Diminished fiscal headwinds, an improving credit environment, lower energy costs, and a weaker euro are helping support a nascent recovery in Europe. The European Central Bank continues to progress with its quantitative easing program, which should be supportive for equities. While the debt crisis in Greece was worse than we expected, fears of contagion were largely put to rest during the quarter. We are seeing some green shoots of recovery in Germany, France, Spain, and Italy, countries that are key drivers in Europe, and believe we are on a path of improvement that will persist into 2016.

Our long-term outlook for Japan remains subdued as the country continues to be weighed down by weakness in wage growth and raising concerns that “Abenomics” is failing and more fiscal and monetary stimulus may be required. While inflation expectations have increased and corporate governance has improved, the lack of growth is a significant hurdle to overcome and the necessary structural reforms to boost the economy have been slow to materialize. Within Japan, we prefer companies that produce revenues from non-domestics sources, given a combination of the echo effects on exporter profits from the material yen devaluation as well as the country’s still modest domestic consumption growth outlook.

Strong negative sentiment toward emerging markets has reemerged this year as many countries face the prospect of slowing domestic consumption, nominal GDP growth, and muted global economic conditions. Profitability trends are weak, as are many currencies which are once again declining against the U.S. dollar, causing concern that financial stresses may emerge. As a result, many emerging markets indexes remain broadly cheaper than developed markets’, but we would add that the fundamental outlook is very disparate by region and sector.

Within emerging markets, we retain a preference for growing, fertile economies and/or industries where secular trends will ultimately drive the earnings and stock prices of those companies. We believe the turmoil in emerging markets is beginning to create real opportunity, and historically, we’ve been able to add value in emerging markets through our bottom-up stock selection.

We believe the recent market volatility has provided us the opportunity to refresh and upgrade our portfolio, and we are confident that our robust research platform and worldwide, fundamentally driven research process will prove well suited for what we view as increasingly selective markets.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

R. Scott Berg
Chairman of the fund’s Investment Advisory Committee

November 18, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The average of available mutual fund performance returns in categories defined by Lipper Inc.

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

MSCI All Country World Index Large Cap: A capitalization-weighted index of large-cap stocks from developed and emerging markets worldwide.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 10/31/15
Amazon.com, United States	2.0%
JPMorgan Chase, United States	1.9
Alphabet Class C, United States	1.8
Morgan Stanley, United States	1.4
Anthem, United States	1.4
Bristol-Myers Squibb, United States	1.4
UnitedHealth Group, United States	1.3
Unilever, United Kingdom	1.3
State Street, United States	1.3
Visa, United States	1.3
Roper Technologies, United States	1.2
Boeing, United States	1.2
Danaher, United States	1.2
Bank Central Asia, Indonesia	1.2
Hexagon, Sweden	1.2
Priceline, United States	1.1
BDO Unibank, Philippines	1.1
HDFC Bank, India	1.1
Unibail-Rodamco, France	1.0
Apple, United States	1.0
Standard Life, United Kingdom	1.0
Intuitive Surgical, United States	1.0
American Tower, United States	1.0
AIA Group, Hong Kong	1.0
Ctrip.com International, China	1.0
Total	31.4%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	Year Ended 10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
NET ASSET VALUE					
Beginning of period	$ 22.30	$ 21.35	$ 17.45	$ 17.30	$ 18.32
Investment activities					
Net investment income(1)	0.19(2)	0.10(2)	0.12(2)	0.11(2)	0.10(2)
Net realized and unrealized gain / loss	0.08	2.09	3.91	1.22	(0.33)
Total from investment activities	0.27	2.19	4.03	1.33	(0.23)
Distributions					
Net investment income	(0.11)	(0.08)	(0.13)	(0.10)	(0.13)
Net realized gain	(2.52)	(1.16)	–	(1.08)	(0.66)
Total distributions	(2.63)	(1.24)	(0.13)	(1.18)	(0.79)
NET ASSET VALUE					
End of period	**$ 19.94**	**$ 22.30**	**$ 21.35**	**$ 17.45**	**$ 17.30**

Ratios/Supplemental Data

Total return(3)	**2.05%(2)**	**10.95%(2)**	**23.23%(2)**	**9.02%(2)**	**(1.37)%(2)**
Ratio of total expenses to average net assets	1.00%(2)	1.00%(2)	1.00%(2)	1.00%(2)	1.00%(2)
Ratio of net investment income to average net assets	0.95%(2)	0.45%(2)	0.64%(2)	0.65%(2)	0.54%(2)
Portfolio turnover rate	117.2%	103.7%	96.2%	111.7%	133.0%
Net assets, end of period (in thousands)	$ 95,295	$ 90,197	$ 85,320	$ 65,574	$ 56,912

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.00% contractual expense limitation in effect through 2/28/17.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	Year Ended 10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
NET ASSET VALUE					
Beginning of period	$ 22.17	$ 21.24	$ 17.36	$ 17.21	$ 18.24
Investment activities					
Net investment income[1]	0.16[2]	0.07[2]	0.10[2]	0.09[2]	0.08[2]
Net realized and unrealized gain / loss	0.10	2.08	3.89	1.22	(0.34)
Total from investment activities	0.26	2.15	3.99	1.31	(0.26)
Distributions					
Net investment income	(0.10)	(0.06)	(0.11)	(0.08)	(0.11)
Net realized gain	(2.52)	(1.16)	–	(1.08)	(0.66)
Total distributions	(2.62)	(1.22)	(0.11)	(1.16)	(0.77)
NET ASSET VALUE					
End of period	**$ 19.81**	**$ 22.17**	**$ 21.24**	**$ 17.36**	**$ 17.21**

Ratios/Supplemental Data

Total return[3]	**2.00%**[2]	**10.80%**[2]	**23.09%**[2]	**8.92%**[2]	**(1.54)%**[2]
Ratio of total expenses to average net assets	1.10%[2]	1.10%[2]	1.10%[2]	1.10%[2]	1.10%[2]
Ratio of net investment income to average net assets	0.78%[2]	0.34%[2]	0.54%[2]	0.54%[2]	0.43%[2]
Portfolio turnover rate	117.2%	103.7%	96.2%	111.7%	133.0%
Net assets, end of period (in thousands)	$ 956	$ 1,012	$ 774	$ 609	$ 620

(1) Per share amounts calculated using average shares outstanding method.
(2) Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 2/28/17.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
AUSTRALIA 1.0%		
Common Stocks 1.0%		
James Hardie Industries, GDR	71,805	937
Total Australia (Cost $872)		937
BRAZIL 0.8%		
Preferred Stocks 0.8%		
Banco Bradesco	61,740	336
Itau Unibanco	62,160	427
Total Brazil (Cost $779)		763
CANADA 1.6%		
Common Stocks 1.6%		
Canadian Natural Resources (USD)	10,580	246
National Bank of Canada	10,220	338
Toronto-Dominion Bank	15,060	618
Valeant Pharmaceuticals International (USD) (1)	3,220	302
Total Canada (Cost $1,692)		1,504
CHINA 4.4%		
Common Stocks 4.4%		
China Mengniu Dairy (HKD)	210,000	406
China Pacific Insurance, H Shares (HKD)	119,800	478
Ctrip.com International, ADR (USD) (1)	10,110	940
JD.com, ADR (USD) (1)	23,830	658
Tencent Holdings (HKD)	41,800	782
Vipshop Holdings, ADR (USD) (1)	39,480	810
Weifu High-Technology, B Shares (HKD)	57,536	147
Total China (Cost $4,048)		4,221

DENMARK 1.0%

Common Stocks 1.0%

Chr. Hansen Holding	10,316	619
Novo Nordisk, B Shares	6,370	337
Total Denmark (Cost $811)		956

EGYPT 0.4%

Common Stocks 0.4%

Commercial International Bank Egypt, GDR (USD)	69,666	407
Total Egypt (Cost $351)		407

FRANCE 2.4%

Common Stocks 2.4%

Gecina	4,859	621
Legrand	13,436	736
Unibail-Rodamco	3,571	995
Total France (Cost $2,319)		2,352

GERMANY 1.1%

Common Stocks 1.1%

Brenntag	11,714	708
Fresenius Medical Care	3,690	332
Total Germany (Cost $907)		1,040

HONG KONG 1.5%

Common Stocks 1.5%

AIA Group	162,000	945
Samsonite International	170,700	504
Total Hong Kong (Cost $1,279)		1,449

INDIA 3.8%

Common Stocks 3.8%		
Axis Bank	83,563	606
Bharti Infratel	72,410	431
HDFC Bank	52,391	1,056
Housing Development Finance	27,558	528
Kotak Mahindra Bank	57,933	608
Power Grid Corp of India	210,905	419
Total India (Cost $2,529)		3,648

INDONESIA 2.9%

Common Stocks 2.9%		
Bank Central Asia	1,227,600	1,152
Jasa Marga	1,220,700	430
Kalbe Farma	3,348,000	348
Matahari Department Store	467,900	564
Surya Citra Media	1,315,500	279
Total Indonesia (Cost $3,142)		2,773

ISRAEL 0.4%

Common Stocks 0.4%		
Mobileye (USD) (1)	9,320	424
Total Israel (Cost $434)		424

ITALY 0.4%

Common Stocks 0.4%		
Mediolanum	46,713	380
Mediolanum, Rights, 12/31/15 (1)	49,088	—
Total Italy (Cost $389)		380

JAPAN 3.3%		
Common Stocks 3.3%		
Astellas Pharma	36,000	520
Calbee	19,900	715
Japan Tobacco	12,000	415
Keyence	800	415
Mitsubishi Electric	59,000	612
Softbank	9,000	501
Total Japan (Cost $3,016)		3,178
MALAYSIA 0.4%		
Common Stocks 0.4%		
Astro Malaysia Holdings	540,400	359
Total Malaysia (Cost $493)		359
MEXICO 1.6%		
Common Stocks 1.6%		
Concentradora Fibra Danhos	283,280	661
Grupo Financiero Santander Mexico, Class B, ADR (USD)	93,460	855
Total Mexico (Cost $1,745)		1,516
NETHERLANDS 0.7%		
Common Stocks 0.7%		
Altice, Class A (1)	37,048	639
Total Netherlands (Cost $731)		639
PERU 1.8%		
Common Stocks 1.8%		
Credicorp (USD)	7,880	892
Inretail Peru (USD) (1)	54,007	659

Southern Copper (USD)	8,130	225
Total Peru (Cost $2,035)		1,776

PHILIPPINES 3.2%

Common Stocks 3.2%

Alliance Global Group	951,000	369
Ayala Land	900,100	687
BDO Unibank	502,160	1,083
SM Investments	48,353	901
Total Philippines (Cost $2,757)		3,040

SINGAPORE 0.2%

Common Stocks 0.0%

Flipkart, Acquisition Date: 3/19/15, Cost $23 (USD) (1)(2)(3)	200	28
		28

Preferred Stocks 0.2%

Flipkart, Series A, Acquisition Date: 3/19/15 Cost $- (USD) (1)(2)(3)	2	1
Flipkart, Series C, Acquisition Date: 3/19/15 Cost $11 (USD) (1)(2)(3)	100	14
Flipkart, Series E, Acquisition Date: 3/19/15 Cost $23 (USD) (1)(2)(3)	202	29
Flipkart, Series G, Acquisition Date: 12/17/14 Cost $141 (USD) (1)(2)(3)	1,176	167
		211
Total Singapore (Cost $198)		239

SOUTH AFRICA 0.9%

Common Stocks 0.9%

Aspen Pharmacare Holdings	15,414	346

Sanlam	113,404	511
Total South Africa (Cost $874)		857
SOUTH KOREA 0.5%		
Common Stocks 0.5%		
AmorePacific	3,445	483
Total South Korea (Cost $467)		483
SPAIN 1.1%		
Common Stocks 1.1%		
Banco Bilbao Vizcaya Argentaria	73,392	631
Grifols, ADR (USD)	13,060	455
Total Spain (Cost $1,172)		1,086
SWEDEN 2.9%		
Common Stocks 2.9%		
Assa Abloy, B Shares	37,378	741
Hexagon, B Shares	32,054	1,110
Svenska Cellulosa, B Shares	14,165	418
Svenska Handelsbanken, A Shares	39,698	538
Total Sweden (Cost $2,476)		2,807
SWITZERLAND 1.1%		
Common Stocks 1.1%		
DKSH Holding	6,674	406
Julius Baer	12,261	608
Total Switzerland (Cost $1,122)		1,014
THAILAND 0.7%		
Common Stocks 0.7%		
Central Pattana, NVDR	244,800	316

CP ALL	236,000	332
Total Thailand (Cost $632)		648

TURKEY 1.8%

Common Stocks 1.8%		
BIM Birlesik Magazalar	21,466	436
Turkiye Garanti Bankasi	355,665	923
Turkiye Halk Bankasi	97,418	366
Total Turkey (Cost $1,958)		1,725

UNITED KINGDOM 10.0%

Common Stocks 10.0%		
ARM Holdings	50,048	791
Capita	37,786	742
Diageo	24,738	715
Liberty Global, Series C (USD) (1)	7,690	328
Lloyds Banking Group	473,463	537
National Grid	30,366	432
Rotork	101,825	294
Royal Bank of Scotland (1)	117,366	574
SABMiller	9,490	584
Shire	10,547	799
Sky	42,130	710
Standard Life	152,448	986
Unilever	28,791	1,278
Wolseley	7,312	429
WPP	18,932	424
Total United Kingdom (Cost $9,166)		9,623

UNITED STATES 47.5%

Common Stocks 47.5%		
AES	52,520	575

Allegion	13,340	869
Allergan (1)	2,260	697
Alphabet, Class C (1)	2,453	1,744
Amazon.com (1)	3,130	1,959
American Airlines	14,990	693
American Tower, REIT	9,370	958
Anthem	9,600	1,336
Apple	8,295	991
Becton, Dickinson & Company	6,030	859
Boeing	7,920	1,173
Borg-Warner	8,790	376
Bristol-Myers Squibb	19,920	1,314
Chipotle Mexican Grill (1)	870	557
Cimarex Energy	5,150	608
Colgate-Palmolive	8,660	575
Concho Resources (1)	5,990	694
CVS Health	7,350	726
Danaher	12,480	1,164
Estee Lauder, Class A	5,100	410
Facebook (1)	8,560	873
Hanesbrands	20,140	643
HCA Holdings (1)	13,100	901
Henry Schein (1)	4,300	652
Intercontinental Exchange	2,430	613
Intuitive Surgical (1)	1,930	958
JPMorgan Chase	27,840	1,789
Keurig Green Mountain	6,740	342
LinkedIn (1)	2,380	573
Lowe's	12,270	906
Marsh & McLennan	16,860	940
Microsoft	17,150	903
Morgan Stanley	41,860	1,380
Norwegian Cruise Line Holdings (1)	14,350	913
Och-Ziff Capital Management, Partnership	58,130	407
Palo Alto Networks (1)	4,120	663

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

($000s)

		Year Ended 10/31/15
Investment Income (Loss)		
Income		
Dividend		$ 1,885
Securities lending		6
Total income		1,891
Expenses		
Investment management		622
Shareholder servicing		
Investor Class	$ 154	
Advisor Class	2	156
Rule 12b-1 fees		
Advisor Class		2
Prospectus and shareholder reports		
Investor Class	25	
Advisor Class	1	26
Custody and accounting		184
Registration		51
Legal and audit		55
Directors		1
Miscellaneous		23
Waived / paid by Price Associates		(148)
Total expenses		972
Net investment income		919
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		3,040
Foreign currency transactions		368
Net realized gain		3,408
Change in net unrealized gain / loss		
Securities		(2,721)
Other assets and liabilities denominated in foreign currencies		(17)
Change in net unrealized gain / loss		(2,738)
Net realized and unrealized gain / loss		670
INCREASE IN NET ASSETS FROM OPERATIONS		$ 1,589

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 10/31/15	10/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 919	$ 397
Net realized gain	3,408	13,217
Change in net unrealized gain / loss	(2,738)	(4,373)
Increase in net assets from operations	1,589	9,241
Distributions to shareholders		
Net investment income		
Investor Class	(446)	(311)
Advisor Class	(4)	(2)
Net realized gain		
Investor Class	(10,228)	(4,501)
Advisor Class	(115)	(42)
Decrease in net assets from distributions	(10,793)	(4,856)
Capital share transactions*		
Shares sold		
Investor Class	29,671	19,655
Advisor Class	169	232
Distributions reinvested		
Investor Class	9,192	4,135
Advisor Class	54	14
Shares redeemed		
Investor Class	(24,709)	(23,270)
Advisor Class	(148)	(47)
Redemption fees received	17	11
Increase in net assets from capital share transactions	14,246	730
Net Assets		
Increase during period	5,042	5,115
Beginning of period	91,209	86,094
End of period	**$ 96,251**	**$ 91,209**
Undistributed net investment income	848	379

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Growth Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of large-cap companies throughout the world, including the U.S. The fund has two classes of shares: the Global Growth Stock Fund original share class, referred to in this report as the Investor Class, offered since October 27, 2008, and the Global Growth Stock Fund–Advisor Class (Advisor Class), offered since October 27, 2008. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor Class does not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments.

The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended October 31, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended October 31, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at October 31, 2015, totaled $41,000 for the year ended October 31, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended October 31, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of October 31, 2015, the fund held foreign exchange derivatives with a fair value of $32,000, included in Unrealized gain on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, during the year ended October 31, 2105, the fund recognized $353,000 of realized gain on Foreign Currency Transactions and a $(14,000) change in unrealized gain/loss on Foreign Currency Transactions related to its investments in foreign exchange derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of October 31, 2015, no collateral was pledged by either the fund or counterparties for bilateral derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended October 31, 2015, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 2% and 7% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging market countries; at period-end, approximately 23% of the fund’s net assets were invested in emerging markets. Emerging markets generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At October 31, 2015, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $117,204,000 and $112,319,000, respectively, for the year ended October 31, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended October 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2015 and October 31, 2014, were characterized for tax purposes as follows:

At October 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies and certain open derivative contracts for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2015, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are also each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, $148,000 of expenses were waived/paid by Price Associates during the year ended October 31, 2015. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $467,000 remain subject to repayment by the fund at October 31, 2015.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended October 31, 2015, expenses incurred pursuant to these service agreements were $123,000 for Price Associates; $109,000 for T. Rowe Price Services, Inc.; and $5,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of October 31, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 25,000 shares of the Advisor Class representing less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price Global Growth Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global Growth Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 15, 2015

Tax Information (Unaudited) for the Tax Year Ended 10/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$4,230,000 from short-term capital gains,

●	$7,320,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $1,371,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $396,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $1,396,000 and foreign taxes paid of $75,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[179]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1991	present); Director and Advisory Board Member, Deutsche Bank North
[179]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988
[179]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties
2013	(2009 to present); Chairman of the Board (2005 to present) and
[179]	Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2012	telecommunications companies (2008 to 2011); Advisory Board
[179]	Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997
to present)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[179]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[179]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[179]	(2011 to present); Member, National Academy of Education
(2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[179]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[179]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[179]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[125]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Roy H. Adkins (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher D. Alderson (1962)	Company’s Representative, Director, and Vice
President	President, Price Hong Kong; Director and Vice
President, Price Singapore and T. Rowe Price
International; Vice President, T. Rowe Price
Group, Inc.

Syed H. Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly, Research Analyst,
Credit Suisse Securities (to 2010)

Paulina Amieva (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Malik S. Asif (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, student,
The University of Chicago Booth School of
Business (to 2012); Investment Consultant–
Middle East and North Africa Investment Team,
International Finance Corporation–The World
Bank Group (to 2010)

Hari Balkrishna (1983)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, intern,
T. Rowe Price (to 2010)

Sheena L. Barbosa (1983)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Luis M. Baylac (1982)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Oliver D.M. Bell, IMC (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly, Head of
Global Emerging Markets Research, Pictet Asset
Management Ltd. (to 2011)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Steven E. Boothe, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Peter I. Botoucharov (1965)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Director,
EMEA; Independent Financial Advisor, Global
Source (to 2010)

Tala Boulos (1984)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Vice
President, CEEMEA Corporate Credit Research,
Deutsche Bank (to 2013)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sheldon Chan (1981)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, Associate Director,
HSBC (Hong Kong) (to 2011)

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Carolyn Hoi Che Chu (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, Director, Bank of
America Merrill Lynch and Co-head of credit
and convertibles research team in Hong Kong
(to 2010)

Archibald Ciganer Albeniz, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, Price Singapore, T. Rowe
Executive Vice President	Price, T. Rowe Price Group, Inc., and T. Rowe
Price International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Andrew S. Davis (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Richard de los Reyes (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Laurent Delgrande (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Portfolio
Manager, Fidelity International Limited (to 2014)

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ryan W. Ferro (1985)	Employee, T. Rowe Price; formerly, student,
Vice President	Tucker School of Business at Dartmouth (to
2014); Director, Corporate Development,
ModusLink Global Solutions, Inc. (to 2012)

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Vishnu Vardhan Gopal (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Alastair M. Gilmour (1981)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, Senior Trader, James
Caird Asset Management (to 2011)

Joel Grant (1978)	Vice President, T. Rowe Price; formerly, Analyst,
Vice President	Fidelity International (to 2014)

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Richard L. Hall (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Financial Attaché, U.S.
Department of Treasury, International Affairs
Division (to 2012)

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Stefan Hubrich, Ph.D., CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Arif Husain, CFA (1972)	Vice President, T. Rowe Price Group, Inc.,
Executive Vice President	and T. Rowe Price International; formerly,
Director/Head of UK and Euro Fixed Income,
AllianceBernstein (to 2013)

Tetsuji Inoue (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Equity
Sales, JP Morgan Chase Securities Ltd. (to
2012); Equity Specialist Technology, ICAP PLC
(to 2010)

Michael Jacobs (1971)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly,
Vice President, JP Morgan Asset Management
(to 2013)

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Randal S. Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Senior
Portfolio Manager, Australian Equities (to 2010)

Prashant G. Jeyaganesh (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jai Kapadia (1982)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, student, MIT Sloan
School of Management (to 2011)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Paul J. Krug (1964)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Christopher J. Kushlis, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Shengrong Lau (1982)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly, student, The
Wharton School, University of Pennsylvania
(to 2012); Private Equity Associate–Financial
Services, Stone Point Capital (to 2010)

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David M. Lee, CFA (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Jacqueline Liu (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, Investment Analyst,
Fidelity International Hong Kong Limited
(to 2014)

Christopher C. Loop, CFA (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ryan Martyn (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Catherine D. Mathews (1963)	Vice President, T. Rowe Price and T. Rowe Price
Treasurer and Vice President	Trust Company

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jihong Min (1979)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly, Financial Analyst,
Geosphere Capital Management, Singapore
(to 2012)

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Michael D. Oh, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Kenneth A. Orchard (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Vice
President, Moody’s Investors Service (to 2010)

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul T. O’Sullivan (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Oluwaseun A. Oyegunle, CFA (1984)	Vice President, T. Rowe Price International;
Vice President	formerly, student, The Wharton School,
University of Pennsylvania (to 2013); Summer
Investment Analyst, T. Rowe Price International
(2012); Analyst, Asset & Resource Management
Limited (to 2012); Analyst, Vetiva Capital
Management Limited (to 2011)

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Craig J. Pennington, CFA (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Global
Energy Analyst, Insight Investment (to 2010)

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Vivek Rajeswaran (1985)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, student, Columbia
Business School (to 2012)

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David L. Rowlett, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Jeneiv Shah, CFA (1980)	Vice President, T. Rowe Price International;
Vice President	formerly, Analyst, Mirae Asset Global
Investments (to 2010)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eunbin Song, CFA (1980)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David A. Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Siby Thomas (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Kes Visuvalingam, CFA (1968)	Vice President, Price Hong Kong, Price
Vice President	Singapore, and T. Rowe Price Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Benjamin T. Yeagle (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Consultant, Wells Fargo
(to 2008)

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,366,000 and $2,159,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 15, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 15, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date December 15, 2015